SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 13, 2005

FUELNATION INC.

Florida	1-12350	65-0827283
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification Number)

4121 SW 47th Avenue,

Suite 1301

Davie, FL 33314

Registrant's telephone number, including area code: 954-587-3775

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

Other Events

The Registrant, effective as of April 13, 2005, established a 60/40 joint venture partnership with Big Bear Coal Company. The newly formed joint venture is a Florida Limited Liability Company Act (the “Act”), the parties filed Articles of Organization for FuelNation Coal Company, LLC, with the Florida Department of State, on April 13, 2005.

This Company has been formed to buy, sell, trade, lease, mine and prepare coal. The Partnership is a lessee pursuant to four separate West Virginia Coal Tracts. The first property lease contains 3,000 acres and 32 million metric tons of high grade, low sulphur, West Virginia Coal.

The partnership may engage in any activities that are directly related to the accomplishment of such purpose.

ITEM 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

 (c) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELNATION INC.

By:	/s/ CHRISTOPHER ROBERT SALMONSON
Christopher Robert Salmonson
Chief Executive Officer

Date: April 13, 2005

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